SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 17, 2022.

For Certain MFS® Funds

Effective July 1, 2022, the “General Waiver Category N. Large Purchases” in the sub-section entitled “Financial Intermediary Category I” under the main heading entitled “Appendix A - Waivers and Reductions of Sales Charges” is restated in its entirety as follows:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
N. Large Purchases
The initial sales charge imposed on purchases of Class A/Class 529A shares is waived for purchases in excess of the maximum breakpoint amount described under "Description of Share Classes – Sales Charges and Waivers and Reductions" in the fund's prospectus.
Letter of Intent or Right of Accumulation provisions may apply for purposes of determining purchase amount as described below.
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